united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1325 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 5/31/20

Item 1. Reports to Stockholders.

Copeland Risk Managed Dividend Growth Fund Copeland International Risk Managed Dividend Growth Fund Copeland SMID Cap Dividend Growth Fund

Semi-Annual Report May 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.copelandfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-888-9-COPELAND (1-888-926-7352) or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Copeland Funds you hold directly or through your financial intermediary.

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Risk Managed Dividend Growth Fund

Semi-Annual Report
May 31, 2020

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland Risk Managed Dividend Growth Fund from December 1, 2019 through May 31, 2020. Unless otherwise stated herein, all data and statistics that follow are as of May 31, 2020.

During the six-month period, the Fund fell -10.38%, lagging the -2.1% retreat posted by the S&P 500 Index. While the Fund performed in line with the benchmark over the first four months of the period, the U.S. outbreak of the Coronavirus precipitated a sharp downturn in the equity market during the month of March. All nine of our proprietary sector signals registered a negative reading as we moved into April, leading the Fund to rein in its overall equity exposure level to 50%. Defying all expectations, the market staged a sharp V-shaped rally of over +18% during the months of April and May. As such the entire performance shortfall for the Fund relative to the broader S&P 500 Index was attributable to our cash position over the closing two months of the period.

Our stock selection in the Financials sector of the market bolstered Fund returns while those in the Energy sector were a drag. Financials constituent MarketAxess Holdings (MKTX, 1.5% of holdings) was the top performing holding, advancing strongly during the period. This electronic fixed-income trading platform provider posted strong first quarter earnings results bolstered by high volatility across most segments of the bond market, share gains on its open trading platform and demand for a simplified liquidity provider platform from the large number of people working from home. More recently, aggregate bond trading volumes during the month of May surged 48% versus the prior year as all four major product lines registered market share gains. A second standout performer, Consumer Discretionary constituent Tractor Supply (TSCO, 1.1% of holdings), also rose sharply during the period. The largest rural lifestyle retailer in the U.S. followed up a strong first quarter earnings report with robust interim second quarter guidance. The company forecast record sales growth of 24% to 29% fueled by same-store sales growth of 20% to 25% including substantial growth in the e-commerce business. As an essential, needs-based retailer Tractor Supply has remained open throughout the pandemic and has filled the void left by other retailers which have been forced to shutter.

On the downside, Fund holding Diamondback Energy (FANG, 0.0% of holdings) was the worst performer in the Fund, falling steeply while we held a position in the shares. The oil and gas exploration company was sharply impacted by an unfolding oil price war between Russia and Saudi Arabia which triggered a halving of the price of West Texas Intermediate (“WTI”) crude oil from $61 per barrel to start the year to under $30 per barrel during the month of March. Amidst fears surrounding a potential dividend cut we elected to exit our position in the shares. Aarons (AAN, 0.0% of holdings) was also a laggard, falling sharply while we held a position in the shares. The lease-to-own retailer of furniture, electronics, computers and appliances reported solid earnings in February, however weaker than expected guidance weighed upon the shares. The company unveiled expectations for a same-store sales decline of between 2% and 4% in the upcoming quarter. Brick and mortar EBITDA* in the coming year was expected to fall by $36 million or roughly 20%. In light of the unfolding challenges in the retail space, highlighted by many stores being forced to close, we opted to exit our position during the period.

Coming off a robust gain of over 31% during 2019, the equity market began 2020 in fine fashion. Unemployment remained at record lows, the economy continued to expand at a healthy pace and corporate earnings plumbed record levels. Things began to take a turn for the worse in late February and over the course of March as the Coronavirus spread to Europe and ultimately the United States. Widespread stay at home orders were implemented, stores and restaurants were closed, airline travel ground to a halt and for the first time ever a self-inflicted recession was necessary in an attempt to keep the populace safe. When all was said and done, the market had suffered its fastest 30% decline in history, falling 34% from an all-time high in late February to a low for the year on March 23, 2020.

From the aforementioned market low to the period close at the end of May, the market ricocheted higher by a sharp 36%. Spurring the market was unprecedented fiscal and monetary stimulus which instilled confidence that government and monetary authorities will do whatever is necessary to engineer an economic recovery. Said optimism surrounding a V-shaped economic recovery, initial success in reopening parts of the country, and hopefulness surrounding an eventual Coronavirus vaccine and development of effective treatments coalesced to push the market higher. Despite a 15% decline in first quarter 2020 S&P 500 Index earnings and expectations for a steeper decline in the current quarter, the market appears to be increasingly pricing towards what we believe may be a quick rebound over the latter half of the year and into 2021. According to the Bureau of Labor Statistics, the unemployment rate, which leapt from 4.4% in February to 14.7% in March, improved to 13.3% in the month of May as the economy regained 2.5 million jobs. Retail sales jumped 17.7% in May, the largest sequential increase since 1992.

As the period drew to a close, the Fund maintained a 50% invested position as each of our proprietary signals continues to flash a negative reading given the magnitude of the recent downdraft. The market appears to be pricing in a seamless recovery in the months ahead. That said, the risk of a second wave of the Coronavirus pandemic remains. Unemployment and stimulus benefits, which have helped fuel the unfolding recovery, are set to expire in July. In our opinion, economic activity, while starting to rebound, is unlikely to attain pre-virus levels for years to come as certain market segments remain hampered over the long term.

Irrespective of near-term market trends, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow the dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. Given the magnitude of the recent market snapback and the unprecedented uncertainty present today, we take solace in our defensive positioning at present. As the economy ultimately regains its footing, we look forward to expanding our investment profile in an attempt to capitalize upon the potential gains afforded by a carefully selected portfolio of dividend growth equities.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

*	EBITDA is an acronym for “Earnings Before Interest, Taxes, Depreciation and Amortization.”

1131-NLD-7/21/2020

Copeland International Risk Managed Dividend Growth Fund

Semi-Annual Report
May 31, 2020

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland International Risk Managed Dividend Growth Fund from December 1, 2019 through May 31, 2020. Unless otherwise stated herein, all data and statistics that follow are as of May 31, 2020.

The Class I shares of the Copeland International Risk Managed Dividend Growth Fund delivered a return of -13.1% during the semi-annual period ended May 31, 2020, which compared to a -11.7% return recorded by the Fund’s benchmark, the MSCI World ex-US Index. Although non-US equity markets have rebounded sharply from the March 2020 lows related to the Coronavirus, the Fund remains in a defensive position. Our quantitative sector signals continue to indicate an above-average risk for market declines. The primary Fund objective remains the preservation of principal during challenging market conditions, while also providing upside exposure to the international equity asset class during stable to rising markets.

The minor shortfall in relative performance during the first half of the Fund’s fiscal year is a result of its allocation to cash and fixed-income investments. The Fund was fully invested in equities at the outset of the period, and then shifted to a 50% allocation to cash/fixed income following the sharp sell-off in equity markets in the first three months of 2020. Accordingly, while the Fund’s dividend growth methodology contributed to more resilient performance during the three-month sell-off ending in March (the Fund returned -19.7% vs. the -23.3% decline for the MSCI ex-US World Index), retaining only half of the overall exposure to equities during the market rebound in April and May proved to be a headwind for relative performance.

The Fund benefited from favorable stock selection during the semi-annual period, with noteworthy contributions in the Industrials, Basic Materials, and Consumer Staples sectors of the market. Offsetting the boost from these segments was lagging performance within the Health Care sector, the strongest performing area of the market during the six-month period. Among Industrial holdings, relative performance was boosted by holdings RELX (1.06% of holdings), a UK-based commercial services company, and Secom (0.99% of holdings), the Japanese security services company. Both proved economically resilient during the Coronavirus related weakness in demand. In contrast, holdings in the civil aerospace industry, Safran (0.0% of holdings) in France, and MTU Aero Engines (0.69% of holdings) in Germany, detracted from performance due to the collapse in air travel. Within the Basic Materials sector, all holdings outperformed the market during the period, with relative performance most favorable in Croda International (0.88% of holdings) in the U.K., and Denmark’s Novozymes (0.96% of holdings), ingredients companies both enjoying stable end-market demand from their customers. Consumer Staples holding Cosmos Pharmaceutical (0.82% of holdings), a Japanese drug store retailer, was the primary driver of contribution within the sector, as traffic and same-store sales comparisons fared well during the slowdown. Balancing this out was the lagging performance of global brewer Heineken (0.0% of holdings) in the Netherlands, which suffered a material decline in on-trade demand from the broad economic lockdowns around the world. On a final note, while in general it was challenging to keep up with the overall performance of the Health Care sector, Fund holdings in Ireland domiciled devices giant Medtronic (1.0%) and German hospital operator Fresenius (0.9%) detracted from relative performance due to declines in elective medical procedures during the global lockdown.

As we look to the remainder of 2020, we expect market trends to be driven by the conflicting forces of unprecedented global Central Bank stimulus, substantially greater even than what occurred during the 2008 financial crisis, and the unquantifiable macroeconomic consequences of the global Coronavirus pandemic. While we are encouraged by many of the initial signs of recovery around the world, with the majority of global gross domestic product (“GDP”) driven by personal consumption, we do not believe a sustainable economic expansion is possible until consumers feel safe to return to life as normal. This could be dependent upon the development of a vaccine and effective treatments, or more simply a function of successful testing and efforts to control the spread of the virus. Regardless, given the rise in global equity share prices since the March lows, by far the sharpest and most sizable market rebound in the modern era, we believe that current investor expectations may be vulnerable to disappointment.

In the face of the current market backdrop, we at Copeland remain as focused as ever on the long-term fundamental potential of the companies held in the Fund, as guided by what we view as the prospects for each to deliver continued dividend growth over time. Our investment approach favors cash-generative businesses with what we believe are decided competitive advantages versus industry peers, and management commitment to capital allocation discipline. When overall market conditions improve, as guided by our quantitative risk management techniques, the Fund will seek increased equity exposure in a diversified mix of dividend-growth stocks in favorable sectors of the market.

Thank you for your confidence in Copeland Capital Management, and for your investment in the Copeland International Risk Managed Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The MSCI World ex-US® Index measures the performance of global equity markets, excluding the United States.

1131-NLD-7/21/2020

Copeland SMID Cap Dividend Growth Fund

Semi-Annual Report
May 31, 2020

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland SMIDCap Dividend Growth Fund from December 1, 2019 through May 31, 2020. Unless otherwise stated herein, all data and statistics that follow are as of May 31, 2020.

During the six-month period, Class I shares of the Fund delivered a -9.19% return, versus the -11.72% decline posted by the Russell 2500 Index. The long bull market ended during the period as the Coronavirus spread across the globe, with severe negative consequences from both a health and market perspective. The market decline was incredibly swift and deep as the benchmark declined more than 40% in a little over a month from mid-February through mid-March. Governments and the health care industry were called to action, with their powerful response enabling a remarkable stock market recovery that continued through the period’s end. SMID Cap equities were more significantly impaired than their larger cap counterparts during the decline, and while they fully participated in the rebound, the result was still a deficit for the period as described above. Domestically, unprecedented fiscal and monetary stimulus was quickly enacted that supported many terminated employees and impaired businesses, while the Federal Reserve stepped in to ensure that bond markets and banks kept the lending markets functioning. Meanwhile the selfless actions of health care industry front-line workers in combination with progress on the scientific front have led to improved outcomes for patients, and optimism that a vaccine may be available quickly enough to avoid moredire economic consequences.

Our stock selection in the Financial sector most significantly aided Fund returns. MarketAxess Holdings (MKTX, 1.7% of Fund holdings), the leading electronic bond trading platform, outperformed after reporting strong first quarter earnings results, backed by elevated interest rate spread volatility, the best access to liquidity for traders working from home and continuing share gains on their open trading platform that allows both buy and sell-side bond investors to interface directly. Strong monthly volume growth continued in April and May. The company also announced an impressive 18% dividend hike, which we believe demonstrates confidence from management. MSCI Inc. (MSCI, 0.0%), a leading equity index provider, also performed well, recovering strongly after an initial pandemic-driven drop. The stability of MSCI’s business model, even during volatile periods, with more than 80% of revenues driven by index subscriptions, was on display during the latter part of the period as they reported solid first quarter results. MSCI was sold from the Fund during the period as its market capitalization exceeded our parameters, which are guided by the characteristics of the Russell 2500 SMID Cap benchmark. Finally, Discover Financial Services (DFS, 1.4%) was a leading performer during the period, shortly after our purchase near the depths of the pandemic driven market correction. Given Discover’s emphasis on the highest credit quality customers, in combination with the fiscal stimulus, we believe that the company is well-positioned to manage through the current employment downturn with manageable losses and adequate dividend coverage.

The Coronavirus pandemic has had significant implications for the Health Care sector, leading to widely diverging fortunes among industries. While governments flooded the biotechnology and pharmaceutical industry with investment in an effort to accelerate the development of therapeutics and vaccines to battle the virus, many facilities, devices and services companies were impeded as non-essential, non-Coronavirus related medical procedures were cancelled. The Fund’s dividend growth focus leads us largely into the latter group, while dividends are virtually non-existent among development stage, smaller capitalization, biotechnology stocks. As a result, stock selection was a headwind in the sector during the period. Cantel

Medical (CMD, 1.2%), a leading provider of sterilization equipment and supplies used in dental offices, colonoscopy procedures and dialysis centers, was severely impacted as procedures were cancelled and facilities closed to slow the virus’ spread or to allow facilities to handle Coronavirus patients. Similarly, U.S. Physical Therapy Inc. (USPH, 1.0%), a leading provider of physical therapy services, was forced to close most of its facilities leading to significant layoffs among its employees. Not all dividend growing health care companies were impaired, however. Holdings such as Resmed Inc. (RMD, 1.9%), which sells respiratory assist devices, Quest Diagnostics (DGX, 1.7%), which performs laboratory testing services, and Luminex Corp (LMNX, 1.1%), which produces the diagnostic tests that are used in these labs to diagnose respiratory illnesses, were all significant beneficiaries of virus related spending.

As we look to the remainder of 2020, we expect market trends to be driven by the conflicting forces of unprecedented global Central Bank stimulus, substantially greater even than what occurred during the 2008 financial crisis, and the unquantifiable macroeconomic consequences of the global pandemic. While we are encouraged by many of the initial signs of recovery around the world, with the majority of global gross domestic product (“GDP”) driven by personal consumption, we do not believe a sustainable economic expansion is possible until consumers feel safe to return to life as normal. This could be dependent upon the development of a vaccine and development of effective treatments, or more simply a function of successful testing and efforts to control the spread of the virus.

In the face of the current uncertain market backdrop,we at Copeland remain intently focused on the long -term prospects of the companies held in the Fund, with an emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by managements with capital allocation discipline and an eye on the shareholder. We believe this approach puts the Fund in the best position in seeking to outperform the market while taking on less risk.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland SMID Cap Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The Russell 2500 Index is comprised of the bottom 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

1131-NLD-7/21/2020

Copeland Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 28, 2010* through May 31, 2020

Performance of a $10,000 Investment (as of May 31, 2020)

Average Annualized				Since	Since	Since
Total Returns as of	Six			Inception	Inception	Inception
May 31, 2020	Months	One Year	Five Year	Class A*	Class C*	Class I*
Copeland Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	(10.38)%	(4.91)%	2.15%	6.62%	—	—
With sales charge+	(15.54)%	(10.38)%	0.94%	5.95%	—	—
Class C	(10.62)%	(5.60)%	1.40%	—	6.33%	—
Class I	(10.21)%	(4.75)%	2.32%	—	—	6.10%
S&P 500 Index	(2.10)%	12.84%	9.86%	12.14%	13.18%	12.36%
Russell 3000 Index	(2.91)%	11.46%	9.17%	11.72%	12.85%	11.88%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.74%, 2.49%, and 1.58%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.45%, 2.20%, and 1.30%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2021, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland International Risk Managed Dividend Growth Fund
Portfolio Review (Unaudited)
December 17, 2012* through May 31, 2020

Performance of a $10,000 Investment (as of May 31, 2020)

Average Annualized
Total Returns as of				Since
May 31, 2020	Six Months	One Year	Five Year	Inception*
Copeland International Risk Managed
Dividend Growth Fund:
Class A
Without sales charge	(12.78)%	(6.86)%	(1.21)%	1.31%
With sales charge+	(17.81)%	(12.22)%	(2.36)%	0.51%
Class C	(13.05)%	(7.48)%	(1.95)%	0.57%
Class I	(12.70)%	(6.69)%	(1.08)%	1.43%
MSCI World ex US Index (net)	(11.69)%	(3.12)%	0.74%	3.60%

*	The Fund commenced operations December 17, 2012.

+	Adjusted for initial maximum sales charge of 5.75%.

The MSCI World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding holdings in the United States and is net any withholding taxes. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.43%, 3.18%, and 2.16%, for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.60%, 2.35%, and 1.45% for its Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2021, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60%, 2.35%, and 1.45% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through May 31, 2020

Performance of a $10,000 Investment (as of May 31, 2020)

			Since	Since
Total Returns as of			Inception	Inception
May 31, 2020	Six Months	One Year	Class I*	Class A*
Copeland SMID Cap Dividend Growth Fund:
Class I	(9.19)%	0.41%	6.18%	—
Class A
Without sales charge	(9.30)%	0.06%	—	3.08%
With sales charge+	(14.53)%	(5.66)%	—	(1.53)%
Russell 2500 Index	(11.72)%	(0.80)%	3.14%	(1.84)%

*	Class I shares commenced operations February 27, 2017. Class A commenced operations February 11, 2019

+	Adjusted for initial maximum sales charge of 5.75%.

The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1-888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 3.04% and 1.18% for Class A and Class C shares, respectively, and its net annual operating expense ratio is 1.20% and 0.95% for Class A and Class I shares, respectively. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2021, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20% and 0.95% of Class A and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2020

Shares	Security	Market Value

	COMMON STOCK - 55.3%
	AEROSPACE/DEFENSE - 0.9%
1,905	Lockheed Martin Corp.	$739,978

	BANKS - 1.9%
7,100	JPMorgan Chase & Co.	690,901
20,801	Trust Financial Corp.	765,061
		1,455,962
	CHEMICALS - 1.4%
1,676	Air Products and Chemicals, Inc.	405,005
1,762	Ecolab, Inc.	374,566
602	Sherwin-Williams Co.	357,498
		1,137,069
	COMMERCIAL SERVICES - 2.4%
9,191	Booz Allen Hamilton Holding Corp.	733,074
2,303	MarketAxess Holdings, Inc.	1,171,283
		1,904,357
	COMPUTERS - 2.0%
3,875	Accenture PLC	781,277
2,540	Apple, Inc.	807,568
		1,588,845
	DISTRIBUTION/WHOLESALE - 1.1%
20,870	Fastenal Co.	861,096

	DIVERSIFIED FINANCIAL SERVICES - 3.3%
1,544	BlackRock, Inc.	816,220
21,290	Discover Financial Services	1,011,488
3,931	Visa, Inc.	767,488
		2,595,196
	ELECTRIC - 2.4%
64,080	Algonquin Power & Utilities Corp.	897,120
3,751	NextEra Energy, Inc.	958,606
		1,855,726
	ENVIRONMENTAL CONTROL - 1.9%
9,079	Tetra Tech, Inc.	716,333
8,557	Waste Connections, Inc.	804,700
		1,521,033
	FOOD - 2.1%
12,002	Calavo Growers, Inc.	702,237
5,293	McCormick & Co., Inc.	927,122
		1,629,359
	HEALTHCARE PRODUCTS - 2.4%
6,357	Medtronic PLC	626,673
3,605	ResMed Inc	579,756
4,137	Steris PLC	686,287
		1,892,716
	HEALTHCARE SERVICES - 3.7%
1,307	Chemed Corp.	625,413
9,186	Encompass Health Corp.	672,875
7,312	Quest Diagnostics, Inc.	864,863
2,322	UnitedHealth Group, Inc.	707,862
		2,871,013
	HOUSEWARES - 1.0%
10,060	Church & Dwight Co., Inc.	755,204

	INSURANCE - 0.9%
7,061	Allstate Corp.	690,636

	INTERNET - 1.0%
6,825	CDW Corp.	756,961

	MEDIA - 3.0%
437	Cable One, Inc.	824,571
18,730	Comcast Corp.	741,708
2,499	FactSet Research Systems, Inc.	768,467
		2,334,746

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020

Shares	Security			Market Value

	COMMON STOCK - 55.3% (Continued)
	OIL & GAS - 1.2%
12,565	Phillips 66			$983,337

	PHARMACEUTICALS - 0.9%
4,966	Zoetis, Inc.			692,211

	REAL ESTATE INVESTMENT TRUSTS - 2.8%
4,777	Alexandria Real Estate Equities, Inc.			734,320
2,978	American Tower Corp.			768,830
1,012	Equinix, Inc.			706,002
				2,209,152
	RETAIL - 7.3%
4,965	Casey’s General Stores, Inc.			793,059
2,239	Costco Wholesale Corp.			690,664
3,952	Dollar General Corp.			756,848
1,885	Domino’s Pizza, Inc.			727,308
3,039	Home Depot, Inc.			755,131
5,823	Ross Stores, Inc.			564,598
7,522	Starbucks Corp.			586,641
7,163	Tractor Supply Co.			874,029
				5,748,278
	SEMICONDUCTORS - 2.9%
2,698	Broadcom, Inc.			785,846
6,443	Texas Instruments, Inc.			765,042
8,244	Xilinx, Inc.			758,036
				2,308,924
	SHIPBUILDING - 0.9%
3,583	Huntington Ingalls Industries, Inc.			716,206

	SOFTWARE - 4.9%
6,770	Broadridge Financial Solutions, Inc.			819,847
2,786	Intuit, Inc.			808,832
4,068	Microsoft Corp.			745,461
2,167	MSCI, Inc.			712,618
10,426	Paychex, Inc.			753,591
				3,840,349
	TELECOMMUNICATIONS - 0.8%
4,957	Motorola Solutions, Inc.			670,831

	TRANSPORTATION - 1.0%
4,580	Union Pacific Corp.			777,959

	WATER - 1.2%
7,335	American Water Works Co., Inc.			931,545

	TOTAL COMMON STOCK (Cost - $42,140,475)			43,468,689

Principal		Interest	Maturity
Amount		Rate %	Date
	U.S GOVERNMENT OBLIGATIONS - 43.8%
$33,750,000	U.S Treasury Note	1.500	10/31/2021	$34,378,858
	TOTAL U.S GOVERNMENT OBLIGATIONS (Cost - $34,358,989)

	TOTAL INVESTMENTS - 99.1% (Cost - $76,499,464)			$77,847,547
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%			682,398
	NET ASSETS - 100.0%			$78,529,945

PLC - Public Limited Company

Portfolio Composition as of May 31, 2020

Sector	Percent of Net Assets
Information Technology	12.7%
Financials	8.4%
Health Care	6.9%
Industrials	5.9%
Consumer Discretionary	5.5%
Consumer Staples	4.9%
Utilities	3.5%
Real Estate	2.8%
Communication Services	2.0%
Materials	1.4%
Energy	1.3%
US Treasury Note	43.8%
Other Assets in Excess of Liabilities	0.9%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2020

Shares	Security	Market Value

	COMMON STOCK - 55.2%
	AEROSPACE / DEFENSE - 0.7%
301	MTU Aero Engines AG *	$48,750

	APPAREL - 0.6%
3,900	Shenzhou International Group Holdings Ltd.	46,933

	BANKS - 4.0%
4,572	DNB ASA	62,402
3,000	Hang Seng Bank Ltd.	46,079
983	Ringkjoebing Landbobank A/S *	68,627
1,353	Toronto-Dominion Bank	57,734
3,600	United Overseas Bank Ltd.	49,841
		284,683
	BEVERAGES - 0.9%
1,821	Diageo PLC	63,601

	CHEMICALS - 3.7%
969	Croda International PLC	62,408
1,873	Itaconix PLC	52,278
1,239	Novozymes AS	67,820
700	Shin-Etsu Chemical Co. Ltd.	82,062
		264,568
	COMMERCIAL SERVICES - 3.8%
2,316	Experian PLC	81,313
12,592	QinetiQ Group PLC	46,268
3,210	RELX PLC	74,793
800	Secom Co. Ltd.	69,510
		271,884
	COMPUTERS - 2.9%
325	Accenture PLC	65,527
840	Logitech International SA	49,966
520	Obic Co. Ltd.	90,437
		205,930
	COSMETICS/PERSONAL CARE - 1.7%
800	Kao Corp.	64,466
1,167	Unilever NV	60,433
		124,899
	DIVERSIFIED FINANCIAL SERVICES - 0.8%
4,479	Close Brothers Group PLC	60,049

	ELECTRIC - 1.0%
1,872	Fortis, Inc.	71,795

	ELECTRONICS - 0.9%
1,000	Nidec Corp.	61,620

	FOOD - 2.1%
545	Kerry Group PLC	67,666
736	Nestle SA	80,004
		147,670
	GAS - 0.7%
1,094	Rubis SCA	52,538

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020

Shares	Security	Market Value

	COMMON STOCK - 55.2% (Continued)
	HAND/MACHINE TOOLS - 0.8%
6,500	Techtronic Industries Co. Ltd.	$56,709

	HEALTHCARE PRODUCTS - 2.0%
703	Medtronic PLC	69,302
462	Steris PLC	76,641
		145,943
	HEALTHCARE SERVICES - 0.9%
1,286	Fresenius SE & Co. KGaA	62,299

	INSURANCE - 3.0%
8,600	AIA Group Ltd.	70,574
687	Helvetia Holding AG	61,308
1,963	Tokio Marine Holdings, Inc.	85,261
		217,143
	INTERNET - 1.1%
1,500	Tencent Holdings Ltd.	81,239

	MACHINERY-DIVERSIFIED - 1.7%
1,277	Atlas Copco AB - A Shares	50,534
580	Spirax-Sarco Engineering PLC	71,259
		121,793
	MEDIA - 1.8%
3,566	Quebecor, Inc.	78,095
680	Wolters Kluwer NV	54,383
		132,478
	OIL & GAS - 1.2%
998	DCC PLC	83,804

	PACKAGING & CONTAINERS - 0.7%
522	Vidrala SA	50,024

	PHARMACEUTICALS - 4.2%
1,597	Dechra Pharmaceuticals PLC	55,146
1,182	Novo Nordisk AS	77,941
248	Roche Holding AG	86,185
1,350	Shionogi & Co. Ltd.	80,138
		299,410
	PIPELINES - 0.7%
1,585	Enbridge, Inc.	51,350

	REAL ESTATE - 2.8%
4,911	Hufvudstaden AB	63,369
596	LEG Immobilien AG	74,732
2,800	Relo Group, Inc.	64,122
		202,223
	RETAIL - 2.6%
1,721	Alimentation Couche-Tard, Inc.	53,665
400	Cosmos Pharmaceutical Corp.	57,595
2,322	Dollarama, Inc.	78,419
		189,679
	SEMICONDUCTORS - 0.7%
162	Broadcom, Inc.	47,186

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020

Shares	Security			Market Value

	COMMON STOCK - 55.2% (Continued)
	SOFTWARE - 3.1%
418	Dassault Systemes SE			$71,514
672	SimCorp AS			74,358
479	Temenos Group AG			73,709
				219,581
	STORAGE WAREHOUSING - 0.8%
6,857	Safestore Holdings PLC			56,879

	TELECOMMUNICATIONS - 0.9%
2,300	KDDI Corp.			67,204

	TRANSPORTATION - 1.5%
893	Canadian National Railway Co.			76,624
1,600	Keisei Electric Railway Co. Ltd.			31,390
				108,014
	WATER - 0.9%
4,443	Pennon Group PLC			63,043

	TOTAL COMMON STOCK (Cost - $4,043,280)			3,960,921

Principal		Interest	Maturity
Amount		Rate %	Date
	U.S GOVERNMENT OBLIGATIONS - 39.8%
$2,807,000	U.S Treasury Note	1.500	10/31/2021	$2,859,302
	TOTAL U.S GOVERNMENT OBLIGATIONS (Cost - $2,857,513)

	TOTAL INVESTMENTS - 95.0% (Cost - $6,900,793)			$6,820,223
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%			355,367
	NET ASSETS - 100.00%			$7,175,590

PLC - Public Limited Company

Portfolio Composition as of May 31, 2020

Country	Percent of Net Assets
US Treasury Note	39.8%
Japan	10.5%
Unitrd Kingdom	9.3%
Canada	6.5%
Ireland	5.1%
Switzerland	4.9%
Denmark	4.0%
Germany	2.6%
Hong Kong	2.4%
China	1.8%
France	1.7%
United States	1.7%
Sweden	1.6%
Noway	0.9%
Netherlands	0.8%
Spain	0.7%
Singapore	0.7%
Other Assets in Excess of Liabilities	5.0%
Net Assets	100.0%

Sector	Percent of Net Assets
US Treasury Note	39.8%
Industrials	11.2%
Financials	7.8%
Health Care	7.1%
Information Technology	6.6%
Consumer Staples	6.2%
Materials	4.5%
Real Estate	3.6%
Communication Services	3.2%
Utilities	2.6%
Consumer Discretionary	1.7%
Energy	0.7%
Other Assets in Excess of Liabilities	5.0%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2020

Shares	Security	Market Value

	COMMON STOCK - 96.5%
	AEROSPACE & DEFENSE - 1.2%
1,753	HEICO Corp.	$176,632

	BANKS - 3.8%
7,809	Bank OZK	175,624
11,489	Home BancShares, Inc.	166,246
3,037	Prosperity Bancshares, Inc.	198,589
		540,459
	CHEMICALS - 1.5%
1,276	Quaker Chemical Corp.	218,005

	COMMERCIAL SERVICES - 4.9%
5,328	Aaron’s, Inc.	196,656
484	MarketAxess Holdings, Inc.	246,158
3,274	Monro, Inc.	180,397
457	Morningstar, Inc.	70,067
		693,278
	COMPUTERS - 1.5%
2,915	Maximus, Inc.	209,938

	DISTRIBUTION/WHOLESALE - 3.4%
8,186	Core-Mark Holding Co., Inc.	229,044
942	Pool Corp.	253,417
		482,461
	DIVERSIFIED FINANCIAL SERVICES - 4.3%
4,339	Cohen & Steers, Inc.	275,743
4,108	Evercore, Inc.	195,171
5,324	Lazard Ltd.	143,003
		613,917
	ELECTRIC - 1.9%
19,025	Algonquin Power & Utilities Corp.	266,350

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
1,100	Littelfuse, Inc.	178,739
1,354	Universal Display Corp.	198,496
		377,235
	ELECTRONICS - 1.5%
3,494	Badger Meter, Inc.	213,798

	ENGINEERING & CONSTRUCTION -1.1%
2,033	Exponent, Inc.	150,930

	ENVIRONMENTAL CONTROL - 1.9%
3,343	Tetra Tech, Inc.	263,763

	FOOD - 3.5%
3,290	Calavo Growers, Inc.	192,498
1,587	J&J Snack Foods Corp.	204,136
1,768	Lamb Weston Holdings, Inc.	106,186
		502,820
	GAS - 1.4%
6,101	UGI Corp.	194,256

	HAND/MACHINE TOOLS - 1.2%
1,311	Snap-on, Inc.	170,024

	HEALTHCARE PRODUCTS - 6.0%
3,872	Cantel Medical Corp.	162,934
4,798	Luminex Corp.	149,506
1,644	ResMed, Inc.	264,388
1,648	STERIS PLC	273,387
		850,215

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020

Shares	Security	Market Value

	COMMON STOCK - 96.5% (Continued)
	HEALTHCARE SERVICES - 8.0%
550	Chemed Corp.	$263,180
3,217	Encompass Health Corp.	235,645
5,985	Ensign Group, Inc.	261,664
2,010	Quest Diagnostics, Inc.	237,743
1,904	US Physical Therapy, Inc.	141,163
		1,139,395
	HOUSEHOLD PRODUCTS - 1.6%
3,072	Church & Dwight Co., Inc.	230,615

	HOUSEWARES - 1.4%
2,710	Toro Co.	192,600

	INSURANCE - 1.2%
2,241	Globe Life, Inc.	172,602

	INTERNET - 1.3%
2,440	Cogent Communications Holdings, Inc.	186,709

	LEISURE TIME - 0.7%
1,850	Brunswick Corp.	101,768

	MACHINERY - CONSTRUCTION & MINING- 1.8%
4,113	BWX Technologies, Inc.	257,350

	MACHINERY - DIVERSIFIED - 3.7%
4,122	Cognex Corp.	233,882
1,560	Nordson Corp.	293,826
		527,708
	MEDIA - 4.7%
122	Cable One, Inc.	230,201
720	FactSet Research Systems, Inc.	221,407
2,470	Nexstar Media Group, Inc.	205,776
		657,384
	OIL & GAS - 1.4%
10,353	Cabot Oil & Gas Corp.	205,404

	PIPELINES - 1.1%
3,380	Phillips 66 Partners LP	151,018

	PRIVATE EQUITY - 1.2%
12,458	Kennedy-Wilson Holdings, Inc.	174,661

	REAL ESTATE INVESTMENT TRUSTS - 4.9%
1,594	Alexandria Real Estate Equities, Inc.	245,030
6,318	Americold Realty Trust	225,616
5,141	NexPoint Residential Trust, Inc.	164,409
839	QTS Realty Trust, Inc.	57,555
		692,610
	RETAIL - 6.4%
1,342	Casey’s General Stores, Inc.	214,358
617	Domino’s Pizza, Inc.	238,063
3,081	MSC Industrial Direct Co., Inc.	213,637
1,912	Tractor Supply Co.	233,302
		899,360

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020

Shares	Security	Market Value

	COMMON STOCK - 96.5% (Continued)
	SEMICONDUCTORS - 3.6%
1,723	Cabot Microelectronics Corp.	$249,594
2,406	Power Integrations, Inc.	260,690
		510,284
	SHIPBUILDING - 1.3%
887	Huntington Ingalls Industries, Inc.	177,302

	SOFTWARE - 4.8%
1,957	Broadridge Financial Solutions, Inc.	236,993
1,323	Jack Henry & Associates, Inc.	239,278
2,548	ManTech International Corp.	198,082
		674,353
	TRANSPORTATION - 2.4%
1,421	Landstar System, Inc.	165,205
4,951	Ryder System, Inc.	169,621
		334,826
	WATER - 3.2%
2,408	American States Water Co.	197,480
2,033	American Water Works Co., Inc.	258,191
		455,671

	TOTAL COMMON STOCK (Cost - $13,333,067)	13,665,701

	TOTAL INVESTMENTS - 96.5% (Cost - $13,333,067)	$13,665,701
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.5%	494,264
	NET ASSETS - 100.00%	$14,159,965

PLC - Public Limited Company

LP - Limited Partnership

Portfolio Composition as of May 31, 2020

Sector	Percent of Net Assets
Industrials	15.8%
Information Technology	15.7%
Health Care	14.0%
Financials	13.2%
Consumer Discretionary	10.1%
Consumer Staples	6.7%
Utilities	6.5%
Real Estate	6.1%
Communication Services	4.4%
Energy	2.5%
Materials	1.5%
Other Assets in Excess of Liabilities	3.5%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2020

	Copeland Risk	Copeland International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$76,499,464	$6,900,793	$13,333,067
Investments in Securities, at Market Value	$77,847,547	$6,820,223	$13,665,701
Cash	817,590	265,379	584,970
Foreign Cash (Cost $0, $49,491, $0)	—	49,500	—
Dividends and Interest Receivable	119,294	81,873	31,438
Receivable for Securities Sold	—	—	74,871
Due from Investment Adviser	—	1,059	—
Receivable for Fund Shares Sold	37,829	1,207	—
Prepaid Expenses and Other Assets	78,332	65,210	52,734
Total Assets	78,900,592	7,284,451	14,409,714

Liabilities:
Payable for Securities Purchased	—	81,453	237,028
Payable for Fund Shares Redeemed	155,387	7,290	—
Payable to Investment Adviser	50,661	—	2,887
Accrued Distribution Fees	49,483	7,990	16
Payable to Related Parties	79,697	1,664	7,508
Accrued Expenses and Other Liabilities	35,419	10,464	2,310
Total Liabilities	370,647	108,861	249,749

Net Assets	$78,529,945	$7,175,590	$14,159,965

Composition of Net Assets:
At May 31, 2020, Net Assets consisted of:
Paid-in-Capital	$77,232,464	$9,664,277	$14,522,456
Accumulated Earnings (Loss)	1,297,481	(2,488,687)	(362,491)
Net Assets	$78,529,945	$7,175,590	$14,159,965

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
May 31, 2020

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Class A Shares:
Net Assets	$20,756,741	$1,177,407	$40,760
Shares Outstanding (no par value; unlimited number of shares authorized)	1,975,095	108,653	3,581

Net Asset Value and Redemption Price Per Share*	$10.51	$10.84	$11.38
Offering Price Per Share (NAV/0.9425) Includes a Maximum Sales Charge of 5.75%	$11.15	$11.50	$12.08

Class C Shares:
Net Assets	$16,774,266	$740,354
Shares Outstanding (no par value; unlimited number of shares authorized)	1,662,998	71,282

Net Asset Value, Offering Price and Redemption Price Per Share*	$10.09	$10.39

Class I Shares:
Net Assets	$40,998,938	$5,257,829	$14,119,205
Shares Outstanding (no par value; unlimited number of shares authorized)	3,946,949	486,410	1,237,525

Net Asset Value, Offering Price and Redemption Price Per Share*	$10.39	$10.81	$11.41

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2020

		Copeland
	Copeland Risk	International Risk	Copeland SMID
	Managed Dividend	Managed Dividend	Cap Dividend
	Growth Fund	Growth Fund	Growth Fund
Investment Income:
Dividend Income (Less $25,470, $26,860, and $1,270 Foreign Taxes Withholding, respectively)	$779,076	$75,331	$132,955
Interest Income	108,065	(72)	4,279
Total Investment Income	887,141	75,259	137,234

Expenses:
Investment Advisory Fees	511,500	68,160	48,161
Distribution Fees - Class C	105,805	5,621	—
Distribution Fees - Class A	35,757	1,810	51
Trustees’ Fees	75,308	7,269	5,061
Administration Fees	54,951	4,449	8,524
Chief Compliance Officer Fees	38,240	4,866	4,876
Legal Fees	37,283	4,268	1,915
Fund Accounting Fees	28,316	17,058	17,945
Transfer Agent Fees	23,695	4,134	5,616
Shareholder Service Fees- Class I	21,013	3,670	1,812
Printing Expenses	20,485	1,549	1,683
Insurance Expense	15,024	2,126	168
Registration & Filing Fees	19,842	8,284	2,941
Audit Fees	9,558	7,058	4,374
Non-Rule 12B-1 Shareholder Service Fees	9,150	1,240	487
Custody Fees	7,225	5,825	6,857
Miscellaneous Expenses	1,085	183	1,281
Total Expenses	1,014,237	147,570	111,752
Less: Management Fees Waived by Adviser	(234,666)	(51,928)	(50,640)
Net Expenses	779,571	95,642	61,112
Net Investment Income (Loss)	107,570	(20,383)	76,122

Net Realized and Unrealized Loss on Investments and Foreign Currencies:
Net Realized Gain (Loss) on:
Security Transactions and FX Loss on Securities	(3,227,902)	(608,475)	(760,430)
Foreign Currency Transactions	—	2,315	—
	(3,227,902)	(606,160)	(760,430)
Net Change in Unrealized Appreciation (Depreciation) on:
Securities	(9,361,483)	(1,448,865)	(374,280)
Foreign Currency Exchange Contracts	—	1,389	—
	(9,361,483)	(1,447,476)	(374,280)
Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(12,589,385)	(2,053,636)	(1,134,710)

Net Decrease in Net Assets Resulting From Operations	$(12,481,815)	$(2,074,019)	$(1,058,588)

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2020	November 30, 2019
	(Unaudited)
Operations:
Net Investment Income	$107,570	$888,564
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3,227,902)	25,079,273
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(9,361,483)	(25,884,106)
Net Increase (Decrease) in Net Assets Resulting From Operations	(12,481,815)	83,731

Distributions to Shareholders From:
Total Distributions Paid
Class A	(6,494,529)	(3,753,431)
Class C	(4,425,567)	(2,354,930)
Class I	(11,471,495)	(6,061,800)
Total Distributions to Shareholders	(22,391,591)	(12,170,161)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	282,462	1,578,190
Distributions Reinvested	6,043,037	3,503,569
Cost of Shares Redeemed	(12,449,158)	(17,085,621)
Redemption Fees	3	481
Total Class A Shares	(6,123,656)	(12,003,381)
Class C
Proceeds from Shares Issued	153,672	612,453
Distributions Reinvested	4,347,840	2,329,578
Cost of Shares Redeemed	(5,953,935)	(7,724,642)
Redemption Fees	4	79
Total Class C Shares	(1,452,419)	(4,782,532)
Class I
Proceeds from Shares Issued	6,651,346	15,245,576
Distributions Reinvested	11,247,291	5,921,432
Cost of Shares Redeemed	(25,711,282)	(30,395,830)
Redemption Fees	1,529	94
Total Class I Shares	(7,811,116)	(9,228,728)
Total Beneficial Interest Transactions	(15,387,191)	(26,014,641)

Decrease in Net Assets	(50,260,597)	(38,101,071)

Net Assets:
Beginning of Period	128,790,542	166,891,613
End of Period	$78,529,945	$128,790,542

Share Activity:
Class A
Shares Issued	24,483	119,196
Distributions Reinvested	515,617	256,296
Shares Redeemed	(1,153,029)	(1,263,441)
Total Class A Shares	(612,929)	(887,949)
Class C
Shares Issued	13,572	47,575
Distributions Reinvested	384,765	175,552
Shares Redeemed	(575,755)	(590,670)
Total Class C Shares	(177,418)	(367,543)
Class I
Shares Issued	606,107	1,158,415
Distributions Reinvested	972,108	437,975
Shares Redeemed	(2,350,630)	(2,281,806)
Total Class I Shares	(772,415)	(685,416)

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	May 31, 2020	November 30, 2019
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(20,383)	$117,119
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(606,160)	(516,721)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(1,447,476)	1,484,592
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,074,019)	1,084,990

Distributions to Shareholders From:
Total Distributions Paid
Class A	(205)	—
Class C	—	—
Class I	(38,873)	—
Total Distributions to Shareholders	(39,078)	—

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	184,929	233,434
Distributions Reinvested	189	—
Cost of Shares Redeemed	(379,318)	(968,927)
Redemption Fees	16	2
Total Class A Shares	(194,184)	(735,491)
Class C
Proceeds from Shares Issued	13,900	32,800
Distributions Reinvested	—	—
Cost of Shares Redeemed	(438,853)	(569,051)
Redemption Fees	—	—
Total Class C Shares	(424,953)	(536,251)
Class I
Proceeds from Shares Issued	271,590	1,576,191
Distributions Reinvested	38,829	—
Cost of Shares Redeemed	(5,980,933)	(7,661,419)
Redemption Fees	2	—
Total Class I Shares	(5,670,512)	(6,085,228)
Total Beneficial Interest Transactions	(6,289,649)	(7,356,970)

Increase (Decrease) in Net Assets	(8,402,746)	(6,271,980)

Net Assets:
Beginning of Period	15,578,336	21,850,316
End of Period	$7,175,590	$15,578,336

Share Activity:
Class A
Shares Issued	14,914	20,154
Distributions Reinvested	15	—
Shares Redeemed	(34,682)	(82,592)
Total Class A Shares	(19,753)	(62,438)
Class C
Shares Issued	1,228	2,962
Distributions Reinvested	—	—
Shares Redeemed	(44,147)	(49,727)
Total Class C Shares	(42,919)	(46,765)
Class I
Shares Issued	22,840	135,751
Distributions Reinvested	3,111	—
Shares Redeemed	(555,272)	(656,259)
Total Class I Shares	(529,321)	(520,508)

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	For the Period
	Ended	Ended
	May 31, 2020	November 30, 2019
	(Unaudited)
Operations:
Net Investment Income	$76,122	$47,797
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(760,430)	130,998
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(374,280)	663,357
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,058,588)	842,152

Distributions to Shareholders From:
Total Distributions Paid
Class A	(646)	—
Class I	(187,956)	(39,614)
Total Distributions to Shareholders	(188,602)	(39,614)

Beneficial Interest Transactions:
Class A *
Proceeds from Shares Issued	11,499	31,929
Distributions Reinvested	646	—
Cost of Shares Redeemed	(636)	—
Redemption Fees	2	—
Total Class A Shares	11,511	31,929.00
Class I
Proceeds from Shares Issued	4,932,711	10,235,537
Distributions Reinvested	181,961	35,745
Cost of Shares Redeemed	(1,657,012)	(203,729)
Redemption Fees	452	60
Total Class I Shares	3,458,112	10,067,613
Total Beneficial Interest Transactions	3,469,623	10,099,542

Increase in Net Assets	2,222,433	10,902,080

Net Assets:
Beginning of Period	11,937,532	1,035,452
End of Period	$14,159,965	$11,937,532

Share Activity:
Class A
Shares Issued	908	2,684
Distributions Reinvested	52	—
Shares Redeemed	(63)	—
Total Class A Shares	897	2,684
Class I
Shares Issued	439,713	856,574
Distributions Reinvested	14,557	3,328
Shares Redeemed	(149,850)	(16,542)
Total Class I Shares	304,420	843,360

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2020		November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$14.25		$15.18	$14.38	$12.27	$13.38	$15.31

Increase From Operations:
Net investment income (a)	0.02		0.10	0.04	0.06	—	0.08
Net gain (loss) from securities (both realized and unrealized)	(1.24)		0.05	1.38	2.51	0.07	(1.14)
Total from operations	(1.22)		0.15	1.42	2.57	0.07	(1.06)

Distributions to shareholders from:
Net investment income	(0.09)		(0.01)	(0.03)	(0.09)	(0.05)	(0.03)
Net realized gains	(2.43)		(1.07)	(0.59)	(0.37)	(1.13)	(0.84)
Total distributions	(2.52)		(1.08)	(0.62)	(0.46)	(1.18)	(0.87)

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.51		$14.25	$15.18	$14.38	$12.27	$13.38

Total Return (c)	(10.38	)% (d)	1.32%	10.33%	21.63%	0.49%	(7.08)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$20,757		$36,870	$52,779	$64,666	$82,165	$190,458
Ratio of expenses to average net assets:
before reimbursement	1.91	% (e)	1.74%	1.71%	1.82%	1.62%	1.48%
net of reimbursement	1.45	% (e)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.30	% (e)	0.70%	0.28%	0.47%	0.01%	0.57%
Portfolio turnover rate	112	% (d)	244%	30%	27%	201%	142%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2020		November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$13.73		$14.76	$14.06	$12.01	$13.17	$15.16

Increase From Operations:
Net investment income (loss) (a)	(0.03)		(0.01)	(0.07)	(0.04)	(0.09)	(0.03)
Net gain (loss) from securities (both realized and unrealized)	(1.18)		0.05	1.36	2.46	0.06	(1.12)
Total from operations	(1.21)		0.04	1.29	2.42	(0.03)	(1.15)

Distributions to shareholders from:
Net investment income	—		—	—	—	—	—
Net realized gains	(2.43)		(1.07)	(0.59)	(0.37)	(1.13)	(0.84)
Total distributions	(2.43)		(1.07)	(0.59)	(0.37)	(1.13)	(0.84)

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.09		$13.73	$14.76	$14.06	$12.01	$13.17

Total Return (c)	(10.62	)% (d)	0.54%	9.55%	20.68%	(0.30)%	(7.74)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,774		$25,271	$32,597	$35,487	$43,859	$81,851
Ratio of expenses to average net assets:
before reimbursement	2.67	% (e)	2.49%	2.45%	2.57%	2.38%	2.24%
net of reimbursement	2.20	% (e)	2.20%	2.20%	2.20%	2.20%	2.20%
Ratio of net investment income(loss) to average net assets	(0.46	)% (e)	(0.05)%	(0.46)%	(0.28)%	(0.74)%	(0.21)%
Portfolio turnover rate	112	% (d)	244%	30%	27%	201%	142%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not Annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2020		November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$14.12		$15.08	$14.30	$12.24	$13.38	$15.34

Increase From Operations:
Net investment income (a)	0.02		0.11	0.07	0.08	0.01	0.11
Net gain (loss) from securities (both realized and unrealized)	(1.20)		0.06	1.37	2.49	0.08	(1.14)
Total from operations	(1.18)		0.17	1.44	2.57	0.09	(1.03)

Distributions to shareholders from:
Net investment income	(0.12)		(0.06)	(0.07)	(0.14)	(0.10)	(0.09)
Net realized gains	(2.43)		(1.07)	(0.59)	(0.37)	(1.13)	(0.84)
Total distributions	(2.55)		(1.13)	(0.66)	(0.51)	(1.23)	(0.93)

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.39		$14.12	$15.08	$14.30	$12.24	$13.38

Total Return (c)	(10.21	)% (d)	1.43%	10.56%	21.72%	0.67%	(6.87)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$40,999		$66,649	$81,516	$75,097	$81,750	$249,817
Ratio of expenses to average net assets:
before reimbursement	1.75	% (e)	1.58%	1.53%	1.57%	1.37%	1.24%
net of reimbursement	1.30	% (e)	1.30%	1.30%	1.30%	1.30%	1.24%
Ratio of net investment income to average net assets	0.43	% (e)	0.85%	0.45%	0.62%	0.11%	0.76%
Portfolio turnover rate	112	% (d)	244%	30%	27%	201%	142%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2020		November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$12.43		$11.62	$12.34	$9.93	$10.92	$11.28

Increase From Operations:
Net investment income (loss) (a)	(0.02)		0.07	0.08	0.03	0.08	(0.02)
Net gain (loss) from securities (both realized and unrealized)	(1.57)		0.74	(0.68)	2.44	(1.07)	(0.34)
Total from operations	(1.59)		0.81	(0.60)	2.47	(0.99)	(0.36)

Distributions to shareholders from:
Net investment income	—	(b)	—	(0.12)	(0.06)	—	—
Net realized gains	—		—	—	—	—	—
Total distributions	—		—	(0.12)	(0.06)	—	—

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.84		$12.43	$11.62	$12.34	$9.93	$10.92

Total Return (c)	(12.78	)% (d)	6.97%	(4.94)%	25.04%	(9.07)%	(3.19)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,177		$1,596	$2,218	$2,617	$5,322	$13,169
Ratio of expenses to average net assets:
before reimbursement	2.46	% (e)	2.43%	2.34%	2.58%	2.14%	2.04%
net of reimbursement	1.60	% (e)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income(loss) to average net assets	(0.40	)% (e)	0.59%	0.62%	0.28%	0.72%	(0.21)%
Portfolio turnover rate	97	% (d)	147%	96%	88%	180%	323%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2020		November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$11.95		$11.26	$11.97	$9.65	$10.69	$11.12

Increase From Operations:
Net investment income (loss) (a)	(0.06)		(0.02)	(0.01)	(0.06)	(0.03)	(0.10)
Net gain (loss) from securities (both realized and unrealized)	(1.50)		0.71	(0.66)	2.38	(1.01)	(0.33)
Total from operations	(1.56)		0.69	(0.67)	2.32	(1.04)	(0.43)

Distributions to shareholders from:
Net investment income	—		—	(0.04)	—	—	—
Net realized gains	—		—	—	—	—	—
Total distributions	—		—	(0.04)	—	—	—

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.39		$11.95	$11.26	$11.97	$9.65	$10.69

Total Return (c)	(13.05	)% (d)	6.13%	(5.62)%	24.04%	(9.73)%	(3.87)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$740		$1,365	$1,813	$1,936	$3,603	$7,254
Ratio of expenses to average net assets:
before reimbursement	3.19	% (e)	3.18%	3.09%	3.32%	2.89%	2.80%
net of reimbursement	2.35	% (e)	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss to average net assets	(1.14	)% (e)	(0.16)%	(0.11)%	(0.59)%	(0.28)%	(0.88)%
Portfolio turnover rate	97	% (d)	147%	96%	88%	180%	323%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland International Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2020		November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$12.42		$11.60	$12.34	$9.96	$10.95	$11.30

Increase From Operations:
Net investment income (loss) (a)	(0.01)		0.09	0.09	0.04	0.08	0.01
Net gain (loss) from securities (both realized and unrealized)	(1.56)		0.73	(0.68)	2.45	(1.06)	(0.36)
Total from operations	(1.57)		0.82	(0.59)	2.49	(0.98)	(0.35)

Distributions to shareholders from:
Net investment income	(0.04)		—	(0.15)	(0.11)	(0.01)	—
Net realized gains	—		—	—	—	—	—
Total distributions	(0.04)		—	(0.15)	(0.11)	(0.01)	—

Redemption fees (b)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.81		$12.42	$11.60	$12.34	$9.96	$10.95

Total Return (c)	(12.70	)% (d)	7.07%	(4.82)%	25.27%	(8.97)%	(3.10)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,258		$12,618	$17,820	$16,802	$10,563	$14,902
Ratio of expenses to average net assets:
before reimbursement	2.28	% (e)	2.16%	2.19%	2.42%	2.04%	1.89%
net of reimbursement	1.45	% (e)	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	(0.22	)% (e)	0.74%	0.77%	0.39%	0.79%	0.05%
Portfolio turnover rate	97	% (d)	147%	96%	88%	180%	323%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class A		Class A
	Six Months		Period
	Ended		Ended
	May 31,2020		November 30,2019 *
	(Unaudited)
Net Asset Value, Beginning of Period	$12.73		$11.10

Increase From Operations:
Net investment income (a)	0.05		0.10
Net gain (loss) from securities (both realized and unrealized)	(1.21)		1.53
Total from operations	(1.16)		1.63

Distributions to shareholders from:
Net investment income	(0.05)		—
Net realized gains	(0.14)		—
Total distributions	(0.19)		—

Net Asset Value, End of Period	$11.38		$12.73

Total Return (b)	(9.30	)% (d)	14.68	% (d)

Ratios/Supplemental Data
Net assets, end of period	$41		$34
Ratio of expenses to average net assets:
before reimbursement	1.95	% (c)	3.04	% (c)
net of reimbursement	1.20	% (c)	1.20	% (c)
Ratio of net investment income (loss) to average net assets	0.94	% (c)	0.82	% (c)
Portfolio turnover rate	24	% (d)	22	% (d)

*	Class A commenced operations on February 11, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended
	May 31, 2020		November 30,2019	November 30,2018	November 30,2017 *
	(Unaudited)
Net Asset Value, Beginning of Period	$12.76		$11.54	$11.10	$10.00

Increase From Operations:
Net investment income (a)	0.07		0.13	0.10	0.06
Net gain (loss) from securities (both realized and unrealized)	(1.22)		1.53	0.42	1.04
Total from operations	(1.15)		1.66	0.52	1.10

Distributions to shareholders from:
Net investment income	(0.06)		(0.08)	(0.07)	—
Net realized gains	(0.14)		(0.36)	(0.01)	—
Total distributions	(0.20)		(0.44)	(0.08)	—

Net Asset Value, End of Period	$11.41		$12.76	$11.54	$11.10

Total Return (b)	(9.19	)% (d)	15.12%	4.76%	11.00	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$14,119		$11,903	$1,035	$616
Ratio of expenses to average net assets:
before reimbursement	1.73	% (c)	3.18%	10.14%	12.96	% (c)
net of reimbursement	0.95	% (c)	0.95%	0.95%	0.95	% (c)
Ratio of net investment income (loss) to average net assets	1.18	% (c)	1.09%	0.90%	0.83	% (c)
Portfolio turnover rate	24	% (d)	22%	26%	21	% (d)

*	Class I commenced operations on February 27, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2020

1.	ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), and Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Domestic and International Funds currently offer Class A, Class C and Class I shares. The SMID Fund currently offers Class A and Class I shares. The Domestic Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The International Fund’s Class A, Class C and Class I shares commenced operations on December 17, 2012. The SMID Fund’s Class I shares commenced operations on February 27, 2017 and Class A shares commenced operations on February 11, 2019. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history, if any, of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2020 for the Funds’ assets measured at fair value:

Copeland Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$43,468,689	$—	$—	$43,468,689
U.S Government Obligations	—	34,378,858	—	$34,378,858
Total	$43,468,689	$34,378,858	$—	$77,847,547

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

Copeland International Risk Managed Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Aerospace/Defense	$—	$48,750	$—	$48,750
Apparel	—	46,933	—	$46,933
Banks	57,734	226,949	—	$284,683
Beverages	—	63,601	—	$63,601
Chemicals	—	264,568	—	$264,568
Commercial Services	—	271,884	—	$271,884
Computers	—	205,930	—	$205,930
Cosmetics/Personal Care	—	124,899	—	$124,899
Diversified Financial Services	—	60,049	—	$60,049
Electric	71,795	—	—	$71,795
Electronics	—	61,620	—	$61,620
Food	—	147,670	—	$147,670
Gas	—	52,538	—	$52,538
Hand/Machine Tools	—	56,709	—	$56,709
Healthcare Products	—	145,943	—	$145,943
Healthcare Services	—	62,299	—	$62,299
Insurance	—	217,143	—	$217,143
Internet	—	81,239	—	$81,239
Machinery-Diversified	—	121,793	—	$121,793
Media	78,095	54,383	—	$132,478
Oil&Gas	—	83,804	—	$83,804
Packaging & Containers	—	50,024	—	$50,024
Pharmaceuticals	—	299,410	—	$299,410
Pipelines	51,350	—	—	$51,350
Real Estate	—	202,223	—	$202,223
Retail	53,665	136,014	—	$189,679
Semiconductors	47,186	—	—	$47,186
Software	—	219,581	—	$219,581
Storage Warhousing	—	56,879	—	$56,879
Telecommunications	—	67,204	—	$67,204
Transportation	76,624	31,390	—	$108,014
Water	—	63,043	—	$63,043
U.S Government Obligations	—	2,859,302	—	$2,859,302
Total	$436,449	$6,383,774	$—	$6,820,223

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$13,665,701	$—	$—	$13,665,701
Total	$13,665,701	$—	$—	$13,665,701

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Securities in which the International Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). In order to capture the developments that occur between the close of the foreign markets and 4:00 p.m. ET, the International Fund utilizes

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The assets valued at fair value are reflected as Level 2 assets in the table above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

As foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. As foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. The Funds did not hold any forward currency contracts as of May 31, 2020.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

INDEMNIFICATION

The Trust indemnifies their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.10% and 0.75% for the Domestic Fund, the International Fund and SMID Fund respectively, of the average daily net assets of each Fund. For the six months ended May 31, 2020, the Adviser earned advisory fees of $511,500, $68,160 and $48,161 for the Domestic Fund, International Fund, and SMID Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2021, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45%, 2.20% and 1.30% of the Domestic Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, 1.60%, 2.35% and 1.45% of the International Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, and 1.20% and 0.95% of the SMID Fund’s average daily net assets for Class A and Class I, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. For the six months ended May 31, 2020, the Adviser waived fees/reimbursed expenses of $234,666, $51,928 and $50,640 for the Domestic Fund, International Fund and SMID Fund, respectively.

The expenses subject to recapture for the Domestic Fund, the International Fund and the SMID Fund will expire on November 30 of the years indicated below:

Copeland Risk Managed Dividend Growth Fund

2020	2021	2022	Total
$600,610	$420,780	$403,205	$1,424,595

Copeland International Risk Managed Dividend Growth Fund

2020	2021	2022	Total
$173,637	$173,709	$133,745	$481,091

Copeland SMID Cap Dividend Growth Fund

2020	2021	2022	Total
$48,465	$77,534	$97,581	$223,580

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended May 31, 2020, the 12b-1 fees accrued amounted to $35,757 and $105,805 for the Domestic Fund, $1,810 and $5,621 for the International Fund for Class A and Class C shares, respectively. The 12b-1 fees accrued for the SMID Cap Dividend Growth Fund Class A shares were $51.

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. For the six months ended May 31, 2020, the Domestic Fund accrued $21,013, the International Fund accrued $3,670 and the SMID Cap Dividend Growth Fund accrued $1,812 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended May 31, 2020, the Distributor received $885 in underwriting commissions for sales of Class A shares of the Domestic Fund, of which $143 was retained by the principal underwriter or other affiliated broker-dealers, $103 in underwriting commissions for sales of Class A shares of the International Fund of which $15 was retained by the principal underwriter or other affiliated broker-dealers and $568 in underwriting commissions for sales of Class A shares of the SMID Cap Dividend Growth Fund of which $83 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

GEMINI FUND SERVICES, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, and transfer agency services to the Fund. These fees are disclosed in the Statement of Operations. An officer of the Fund is also an officer of GFS, and is not paid any fees directly by the Fund for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Trust reimburses the Adviser for an allocable portion of the chief Compliance Officer’s salary.

TRUSTEES

Each Trustee who is not affiliated with the Trust or Adviser receives (i) a base annual retainer of $30,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting, (iv) $750 and $2,500 per each additional special telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board receives an additional $11,000 per year. The foregoing compensation is paid in quarterly payments.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is paid by the Trust for compliance services.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended May 31, 2020 were as follows:

Fund	Purchases	Sale Proceeds
Risk Managed Dividend Growth Fund	$112,280,707	$149,514,829
International Risk Managed Dividend Growth Fund	11,693,314	18,255,012
SMID Cap Dividend Growth Fund	6,393,000	2,901,716

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at May 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Risk Managed Dividend Growth Fund	$76,501,252	$3,944,528	$(2,598,233)	$1,346,295
International Risk Managed Dividend Growth Fund	6,900,793	278,370	(358,940)	(80,570)
SMID Cap Dividend Growth Fund	13,325,491	1,215,623	(875,413)	340,210

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2019 and November 30, 2018 was as follows:

For the year ended November 30, 2019:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$358,371	$11,811,791	$—	$12,170,162
International Risk Managed Dividend Growth Fund	—	—	—	—
SMID Cap Dividend Growth Fund	11,638	27,976	—	39,614

For the year ended November 30, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Risk Managed Dividend Growth Fund	$7,347,976	$373,723	$—	$7,721,699
International Risk Managed Dividend Growth Fund	111,528	—	130,210	241,738
SMID Cap Dividend Growth Fund	4,608	39	—	4,647

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Copeland Risk Managed Dividend Growth Fund utilized equalization in the amount of $3,109,307 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes in Net Assets for the period ended November 30, 2019. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Risk Managed Dividend Growth Fund	$1,745,139	$20,608,663	$—	$—	$—	$10,707,778	$33,061,580
International Risk Managed Dividend Growth Fund	37,072	—	—	(1,778,554)	—	1,365,892	(375,590)
SMID Cap Dividend Growth Fund	94,468	75,741	—	—	—	714,490	884,699

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships, and C-Corporation return of capital distributions.

At November 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
	Short-Term	Long-Term	Total
Risk Managed Dividend Growth Fund	$—	$—	$—
International Risk Managed Dividend Growth Fund	1,557,357	221,197	1,778,554
SMID Cap Dividend Growth Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of Fund distributions, resulted in reclassification for the year ended November 30, 2019 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Risk Managed Dividend Growth Fund	$3,109,307	$(3,109,307)
International Risk Managed Dividend Growth Fund	—	—
SMID Cap Dividend Growth Fund	—	—

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For six months ended May 31, 2020, the Domestic Fund assessed $3, $4, and $1,529 in redemption fees for Class A, Class C and Class I shares, respectively and the International Fund assessed $16 in redemption fees for Class A and $2 in Redemption fees for Class I. The SMID Fund assessed $2 and $452 in redemption fees for Class A and Class I shares, respectively.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
May 31, 2020

As a shareholder of the Copeland Risk Managed Dividend Growth Fund, Copeland International Risk Managed Dividend Growth Fund, and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During the
	Account	Account		Period
	Value	Value	Annualized	(12/1/19 to
	(12/1/19)	(5/31/20)	Expense Ratio	5/31/20)
Actual (a)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$898.70	1.45%	$6.86
Class C	$1,000.00	$895.60	2.19%	$10.40
Class I	$1,000.00	$899.60	1.30%	$6.16
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$875.40	1.60%	$7.48
Class C	$1,000.00	$872.80	2.34%	$10.97
Class I	$1,000.00	$876.30	1.45%	$6.78
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$911.00	1.20%	$5.72
Class I	$1,000.00	$912.10	0.95%	$4.53
Hypothetical (a)
(5% return before expenses)
Copeland Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.77	1.45%	$7.29
Class C	$1,000.00	$1,014.03	2.19%	$11.05
Class I	$1,000.00	$1,018.52	1.30%	$6.54
Copeland International Risk Managed Dividend Growth Fund
Class A	$1,000.00	$1,017.02	1.60%	$8.05
Class C	$1,000.00	$1,013.28	2.34%	$11.80
Class I	$1,000.00	$1,017.77	1.45%	$7.29
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$1,019.02	1.20%	$6.04
Class I	$1,000.00	$1,020.26	0.95%	$4.78

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2020 (183) divided by the number of days in the fiscal year (366).

Considerations Regarding the Management Agreement

On May 13, 2020 the Board of Trustees of Copeland Trust the (“Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Domestic Fund”), Copeland International Risk Managed Dividend Growth Fund (the “International Fund”), Copeland SMID Cap Dividend Growth Fund (the “SMID Cap Fund”) and Copeland Capital Management, LLC (“Copeland”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services provided by Copeland to each Fund and the experience and qualifications of the personnel providing those services; (b) its organizational structure, financial information, level of insurance coverage, Form ADV and SOC1 report; (c) its investment process and the strategy of each Fund; (d) its types of clients and assets under management;(e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of each Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, if any, and relevant peer group; (g) its advisory fee arrangement with the Domestic Fund as compared to its relevant peer group and Copeland’s other similarly managed accounts; (h) its advisory fee arrangement with the International Fund as compared to its relevant peer group; (i) its advisory fee arrangement with the SMID Cap Fund as compared to its relevant peer group and Copeland’s other similarly managed accounts; (j) the contractual fee and expense waiver arrangement with each Fund; (k) its compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments, its business continuity and disaster recovery plan and information security system; (l) the costs of the services provided and the profits realized by Copeland from its relationships with each Fund; and (m) the extent to which economies of scale are relevant as each Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services provided by Copeland to each Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage each Fund and that they were satisfied with the quality of the services provided by Copeland in advising each Fund.

As to the costs of the services provided and the profits realized by Copeland, as discussed at the meeting, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Domestic Fund seemed reasonable. The Trustees concluded that the negative profitability with respect to each of the International Fund and SMID Cap Fund was not a concern given each Fund’s relatively small asset base and Copeland’s overall financial strength. The Trustees also concluded that the benefits derived by Copeland from managing each Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the management fees and expenses of each Domestic and International Funds’ Class A shares and the management fees and expenses of the SMID Cap Fund’s Class I shares. The Board concluded that, based on the information discussed at the meeting, each Fund’s management fee and expenses, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of each Fund, were reasonable as compared to the fees and expenses of comparable funds and, with respect to the Domestic Fund and the SMID Cap Fund, Copeland’s similarly managed accounts.

The Board also considered the investment performance of each Fund against its applicable benchmark index, peer group and with respect to the Domestic Fund and SMID Cap Fund, similarly managed accounts. Based on this information, the Trustees concluded that the performance of each Fund and comparable strategy, as applicable, for the periods shown is generally mixed (performance for certain periods was higher than the comparative performance information, and in other cases it was lower).

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate as assets grow. The Trustees considered the current asset levels of each Fund and Copeland’s agreement to waive fees and reimburse expenses as a means to limit each Fund’s expenses and concluded that, at this time, the absence of breakpoints was reasonable.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to each Fund and its shareholders, and voted to renew the Management Agreement with respect to the each Fund.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Legal Counsel
Faegre Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-9-COPELAND. Form N-Q has been rescinded. Disclosure of the Funds’ complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter.

Item 2. Code of Ethics. Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 8/10/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello

Mark W. Giovanniello, Principal Executive Officer

Date 8/10/2020

By: /s/ Steven J. Adams

Steven J. Adams, Treasurer and Principal Financial Officer

Date 8/10/2020